UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 27, 2018 (November 26, 2018)

People’s United Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33326	20-8447891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Main Street, Bridgeport, CT	06604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 338-7171

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

On November 27, 2018, People’s United Financial, Inc. (“People’s United”) issued a joint press release announcing the execution of the Agreement and Plan of Merger, dated as of November 26, 2018, by and between People’s United and BSB Bancorp, Inc. (“BSB Bancorp”), pursuant to which, on the terms and subject to the conditions set forth therein, BSB Bancorp will merge with and into People’s United, with People’s United as the surviving corporation in the merger. A copy of the joint press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Additionally, People’s United provided supplemental information regarding the proposed transaction in connection with presentations to analysts and investors. A copy of the investor presentation is attached as Exhibit 99.2 to this report and incorporated herein by reference.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, People’s United’s and BSB Bancorp’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time, are difficult to predict and are generally beyond the control of either company. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Actual results may differ materially from current projections.

In addition to factors previously disclosed in People’s United’s and BSB Bancorp’s reports filed with the Securities and Exchange Commission (“SEC”) and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate any definitive merger agreement between People’s United and BSB Bancorp; the outcome of any legal proceedings that may be instituted against People’s United or BSB Bancorp; the ability to obtain regulatory approvals and meet other closing conditions to the merger, including the risk that approval by BSB Bancorp stockholders is not obtained, and the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the merger; difficulties and delays in integrating the BSB Bancorp business or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of People’s United’s products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; the impact, extent and timing of technological changes and capital management activities; litigation; increased capital requirements, other regulatory requirements or enhanced regulatory supervision; and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Important Additional Information and Where to Find It

This communication is being made in respect of the proposed merger transaction involving People’s United and BSB Bancorp. People’s United will file a registration statement on Form S-4 with the SEC, which will include a proxy statement of BSB Bancorp and a prospectus of People’s United, and each party will file other relevant documents regarding the proposed transaction with the SEC. A definitive proxy statement/prospectus will also be sent to the BSB Bancorp stockholders seeking any required stockholder approval. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Before making any voting or investment decision, investors and stockholders of BSB Bancorp are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by People’s United and BSB Bancorp with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by People’s United may be obtained free of charge from People’s United at www.peoples.com under the tab “Investor Relations” and then under the heading “Financial Information,” and the documents filed by BSB Bancorp may be obtained free of charge from BSB Bancorp at www.belmontsavings.com under the heading “Investor Relations” and then under the tab “SEC Filings.” Alternatively, these documents, when available, can be obtained free of charge from People’s United upon written request to People’s United Financial, Inc., 850 Main Street, Bridgeport, Connecticut 06604, Attn: Investor Relations, by calling (203) 338-4581, or by sending an email to Andrew.Hersom@peoples.com or from BSB Bancorp upon written request to BSB Bancorp, 2 Leonard Street, Belmont, Massachusetts 02478 Attn: Investor Relations, by calling (617) 484-0613 or by sending an email to John.Citrano@belmontsavings.com.

People’s United and BSB Bancorp and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BSB Bancorp in favor of the approval of the merger. Information regarding People’s United’s directors and executive officers is contained in People’s United’s Annual Report on Form 10-K for the year ended December 31, 2017 and its Proxy Statement on Schedule 14A, dated March 7, 2018, which are filed with the SEC. Information regarding BSB Bancorp’s directors and executive officers is contained in BSB Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2017 and its Proxy Statement on Schedule 14A, dated April 12, 2018, which are filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the registration statement and the proxy statement/prospectus when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

Item 9.01.	Financial Statements and Exhibits

(d)	The following Exhibits are filed herewith.

Exhibit No.	Description

99.1	Joint Press Release, dated November 27, 2018

99.2	Investor Presentation, dated November 27, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s United Financial, Inc.
(Registrant)

Date: November 27, 2018	By:	/s/ Kristy Berner
(Signature)
	Name:	Kristy Berner, Esq.
	Title:	Executive Vice President, General Counsel and Corporate Secretary